Table of Contents
Year Ended 2015

Section I - Fourth Quarter 2015 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information………………………………………………………………	4	Core Properties…………………………………………………………………	24
Market Capitalization………………………………………………………	5	Core Top Tenants………………………………………………………………………	26
Operating Statements		Core Lease Expirations…………………………………………………………………	27
Pro-rata Consolidation………………………………………………	6	Core New and Renewal Rent Spreads…………………………………………	28
Funds……………………………………………………………	7	Core Capital Expenditures…………………………………………………………	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")	9	Portfolio Demographics…………………………………………………………	30
EBITDA…………………………………………………………	10
Same Property Net Operating Income………………………………	11
Fee Income………………………………………………………………	12	Section IV - Fund Information
Balance Sheet - Pro-rata Consolidation………………………………	13
Structured Financing…………………………………………………………………	14	Fund Overview……………………………………………………	33
Other Information		Fund Properties……………………………………………………………	34
Transactional Activity…………………………………………………………	15	Fund Lease Expirations…………………………………	35
2016 Guidance……………………………………………………………………	16	Development Activity………………………………………………………	36
Net Asset Valuation Information……………………………………………	17
Selected Financial Ratios…………………………………………………	18
Debt Analysis
Summary………………………………………………………………	19
Detail……………………………………………………………………………	20	Important Notes…………………………………………………………………	37
Maturities………………………………………………………………	23

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Jason White, CFA - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	jwhite@greenstreetadvisors.com	rich.moore@rbccm.com
Jay Carlington, CFA - (949) 640-8780
jcarlington@greenstreetadvisors.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Weighted Average
	$		%	Net Debt [1]					Diluted EPS		FFO
Equity Capitalization						Common Shares	OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	70,259				Balance at 12/31/2014	68,109	3,664	71,773	64,241	59,711	67,836	62,420
Common Operating Partnership ("OP") Units	3,857				ATM Issuance	571	—	571
Combined Common Shares and OP Units	74,116				Other	52	249	301
					Balance at 3/31/2015	68,732	3,913	72,645	68,655	68,655	72,586	72,586
Share Price at December 31, 2015	$33.15				ATM Issuance	52	—	52
					Other	45	(22)	23
Equity Capitalization - Common Shares and OP Units	$2,456,945				Balance at 6/30/2015	68,829	3,891	72,720	69,134	68,896	73,060	72,824
Preferred OP Units	831	[2]			ATM Issuance	185	—	185
Total Equity Capitalization	2,457,776		78%	79%	Other	7	—	7
					Balance at 9/30/2015	69,021	3,891	72,912	69,174	68,990	73,090	72,914
Debt Capitalization					ATM Issuance	1,165	—	1,165
Consolidated debt	1,368,964				Other	73	(34)	39
Adjustment to reflect pro-rata share of debt	(667,065)				Balance at 12/31/2015	70,259	3,857	74,116	69,330	68,870	73,521	73,067
Total Debt Capitalization	701,899		22%	21%
						Market Capitalization [4]
Total Market Capitalization	$3,159,675		100%	100%

Notes:
[1] Reflects debt net of:
Core Portfolio cash	$38,207
pro-rata share of Funds cash	7,689
and pro-rata share of restricted cash relating to City Point financing	2,168

Common OP Units 4%
Fixed-Rate Debt 3 17%
Common Shares
74%
Variable-Rate Debt 5%

for total cash netted against debt of	$48,064

[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.
[4] Less then 1% Preferred OP Units

Income Statements - Pro-rata Consolidation [1]
(in thousands)
	Year-to-date ended December 31, 2015			Three months ended December 31, 2015
	Core Portfolio	Funds	Total	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$109,173	$9,277	$118,450	$28,314	$2,313	$30,627
Percentage rents	164	37	201	24	6	30
Expense reimbursements - CAM	11,454	1,119	12,573	4,201	340	4,541
Expense reimbursements - Taxes	16,807	1,509	18,316	4,336	328	4,664
Other property income	729	386	1,115	196	75	271
Total Property Revenues	138,327	12,328	150,655	37,071	3,062	40,133

PROPERTY EXPENSES
Property operating - CAM	13,979	1,705	15,684	4,711	473	5,184
Other property operating (Non-CAM)	2,873	506	3,379	1,078	128	1,206
Real estate taxes	19,146	2,015	21,161	4,914	508	5,422
Total Property Expenses	35,998	4,226	40,224	10,703	1,109	11,812

NET OPERATING INCOME - PROPERTIES	102,329	8,102	110,431	26,368	1,953	28,321

OTHER INCOME (EXPENSE)
Interest income	13,713	629	14,342	2,757	157	2,914
Straight-line rent income	3,615	624	4,239	918	174	1,092
Above/below market rent	6,123	422	6,545	1,706	123	1,829
Interest expense [2]	(24,092)	(2,111)	(26,203)	(5,930)	(536)	(6,466)
Amortization of finance costs	(1,232)	(595)	(1,827)	(328)	(179)	(507)
Above/below market interest expense	1,318	5	1,323	440	—	440
Loss on extinguishment of debt	—	(26)	(26)	—	—	—
Asset and property management expense	(253)	(234)	(487)	(68)	(58)	(126)
Other income/(expense)	2,555	193	2,748	84	84	168
Transaction costs	(1,386)	(801)	(2,187)	(195)	(300)	(495)
Impairment of asset	(1,111)	—	(1,111)	—	—	—
CORE PORTFOLIO AND FUND INCOME	101,579	6,208	107,787	25,752	1,418	27,170

FEE INCOME
Asset and property management fees	13,481	(21)	13,460	3,251	—	3,251
Transactional fees [3]	8,879	—	8,879	1,563	—	1,563
Income tax (provision)/benefit	(167)	(35)	(202)	262	6	268
Total Fee Income	22,193	(56)	22,137	5,076	6	5,082

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	1,132	1,132	—	—	—
Promote income - RCP	420	—	420	—	—	—
Promote income - Fund capital transactions	18	—	18	18	—	18
Income tax (provision)/benefit (RCP)	—	(458)	(458)	—	—	—
Total Promote, RCP and Other Income	438	674	1,112	18	—	18

General and Administrative	(29,063)	(293)	(29,356)	(6,639)	(115)	(6,754)

Depreciation and amortization	(48,007)	(4,013)	(52,020)	(13,385)	(1,078)	(14,463)
Non-real estate depreciation and amortization	(652)	—	(652)	(151)	—	(151)
Gain on disposition of properties	—	11,114	11,114	—	(1,496)	(1,496)
Gain on sale of City Point air rights	—	9,404	9,404	—	—	—
Income before noncontrolling interests	46,488	23,038	69,526	10,671	(1,265)	9,406

Noncontrolling interest - OP	(2,490)	(1,328)	(3,818)	(576)	60	(516)

NET INCOME	$43,998	$21,710	$65,708	$10,095	$(1,205)	$8,890

Notes:

[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $956 and $3,503 for the three and twelve months, respectively.
[3] Consists of development, construction, leasing and legal fees.

Income Statements - Funds 1, 3
(in thousands)
	Year-to-date ended December 31, 2015
													Total
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	AKR Pro-
	Fund I	rata share	Mervyns I	rata share	Fund II	rata share	Mervyns II	rata share	Fund III	rata share	Fund IV	rata share	rata share

PROPERTY REVENUES
Minimum rents	$40	$8	$—	$—	$7,183	$1,437	$—	$—	$21,868	$4,411	$14,798	$3,421	$9,277
Percentage rents	—	—	—	—	—	—	—	—	151	31	22	6	37
Expense reimbursements - CAM	—	—	—	—	349	70	—	—	3,427	695	1,530	354	1,119
Expense reimbursements - Taxes	—	—	—	—	258	52	—	—	5,596	1,126	1,430	331	1,509
Other property income	139	31	—	—	584	118	—	—	127	26	915	211	386
Total Property Revenues	179	39	—	—	8,374	1,677	—	—	31,169	6,289	18,695	4,323	12,328

PROPERTY EXPENSES
Property operating - CAM	9	1	—	—	1,799	360	—	—	4,529	916	1,854	428	1,705
Other property operating (Non-CAM)	13	3	—	—	732	147	—	—	1,100	225	569	131	506
Real estate taxes	10	2	—	—	1,321	264	—	—	5,909	1,193	2,407	556	2,015
Total Property Expenses	32	6	—	—	3,852	771	—	—	11,538	2,334	4,830	1,115	4,226

NET OPERATING INCOME - PROPERTIES	147	33	—	—	4,522	906	—	—	19,631	3,955	13,865	3,208	8,102

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	434	87	—	—	705	143	1,726	399	629
Straight-line rent income	—	—	—	—	892	179	—	—	430	88	1,545	357	624
Above/below market rent	—	—	—	—	—	—	—	—	1,281	258	709	164	422
Interest expense	—	—	—	—	(630)	(126)	—	—	(3,354)	(675)	(5,662)	(1,310)	(2,111)
Amortization of finance costs	—	—	—	—	(265)	(54)	—	—	(766)	(154)	(1,672)	(387)	(595)
Above/below market interest expense	—	—	—	—	—	—	—	—	24	5	—	—	5
Gain on extinguishment of debt	—	—	—	—	(24)	(5)	—	—	(106)	(21)	—	—	(26)
Asset and property management expense [2]	—	—	—	—	(62)	(13)	—	—	(178)	(35)	(804)	(186)	(234)
Other income/(expense)	—	—	—	—	(5)	—	(8)	(2)	1,540	310	(502)	(115)	193
Transaction costs	—	—	—	—	—	—	—	—	—	—	(3,469)	(801)	(801)
Fund Income	147	33	—	—	4,862	974	(8)	(2)	19,207	3,874	5,736	1,329	6,208

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	(101)	(21)	—	—	(21)
Income tax provision	—	—	—	—	—	—	—	—	(180)	(35)	—	—	(35)
Total Fee Income	—	—	—	—	—	—	—	—	(281)	(56)	—	—	(56)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	1,656	368	1,175	235	2,645	529	—	—	—	—	1,132
Provision for income taxes (RCP)	—	—	(887)	(197)	—	—	(1,305)	(261)	—	—	—	—	(458)
Total Promote, RCP and Other Income	—	—	769	171	1,175	235	1,340	268	—	—	—	—	674

GENERAL AND ADMINISTRATIVE	30	5	(11)	(3)	(35)	(7)	(23)	(5)	(725)	(148)	(584)	(135)	(293)

Depreciation and amortization	(2)	—	—	—	(2,951)	(590)	—	—	(7,705)	(1,555)	(8,082)	(1,868)	(4,013)

Gain on disposition of properties	61	14	—	(1,496)	10,858	2,172	—	—	52,313	10,411	58	13	11,114
Gain on sale of City Point air rights	—	—	—	—	47,020	9,404	—	—	—	—	—	—	9,404
Income before noncontrolling interest	236	52	758	(1,328)	60,929	12,188	1,309	261	62,809	12,526	(2,872)	(661)	23,038

Noncontrolling interest - OP	(13)	(3)	(90)	62	(3,255)	(651)	(145)	(29)	(3,625)	(723)	69	16	(1,328)

NET INCOME	$223	$49	$668	$(1,266)	$57,674	$11,537	$1,164	$232	$59,184	$11,803	$(2,803)	$(645)	$21,710

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] For information on our pro-rata share of fund investments, see the "Fund Overview" page in this supplemental.

Income Statements - Funds 1, 3
(in thousands)
	Three months ended December 31, 2015
													Total
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	AKR Pro-
	Fund I	rata share	Mervyns I	rata share	Fund II	rata share	Mervyns II	rata share	Fund III	rata share	Fund IV	rata share	rata share

PROPERTY REVENUES
Minimum rents	$—	$—	$—	$—	$1,578	$316	$—	$—	$4,887	$1,032	$4,172	$965	$2,313
Percentage rents	—	—	—	—	—	—	—	—	20	4	8	2	6
Expense reimbursements - CAM	—	—	—	—	88	18	—	—	998	211	480	111	340
Expense reimbursements - Taxes	—	—	—	—	36	7	—	—	1,115	235	372	86	328
Other property income	—	—	—	—	103	21	—	—	47	10	192	44	75
Total Property Revenues	—	—	—	—	1,805	362	—	—	7,067	1,492	5,224	1,208	3,062

PROPERTY EXPENSES
Property operating - CAM	—	—	—	—	467	93	—	—	1,203	254	547	126	473
Other property operating (Non-CAM)	—	—	—	—	(30)	(6)	—	—	445	94	173	40	128
Real estate taxes	—	—	—	—	295	59	—	—	1,406	297	659	152	508
Total Property Expenses	—	—	—	—	732	146	—	—	3,054	645	1,379	318	1,109

NET OPERATING INCOME - PROPERTIES	—	—	—	—	1,073	216	—	—	4,013	847	3,845	890	1,953

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	126	25	—	—	188	40	400	92	157
Straight-line rent income	—	—	—	—	233	47	—	—	229	48	341	79	174
Above/below market rent	—	—	—	—	—	—	—	—	227	48	324	75	123
Interest expense	—	—	—	—	(83)	(17)	—	—	(656)	(138)	(1,646)	(381)	(536)
Amortization of finance costs	—	—	—	—	(79)	(16)	—	—	(180)	(38)	(540)	(125)	(179)
Above/below market interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset and property management expense 2	—	—	—	—	—	—	—	—	(20)	(4)	(232)	(54)	(58)
Other income/(expense)	(1)	—	—	—	19	4	(8)	(2)	389	82	(1)	—	84
Transaction costs	—	—	—	—	—	—	—	—	—	—	(1,299)	(300)	(300)
Fund Income	(1)	—	—	—	1,289	259	(8)	(2)	4,190	885	1,192	276	1,418

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	27	6	—	—	6
Total Fee Income	—	—	—	—	—	—	—	—	27	6	—	—	6

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (provision)/benefit (RCP)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL AND ADMINISTRATIVE	(7)	(2)	(7)	(2)	(4)	(1)	(10)	(2)	(322)	(68)	(173)	(40)	(115)

Depreciation and amortization	—	—	—	—	(675)	(135)	—	—	(1,771)	(374)	(2,463)	(569)	(1,078)

Gain on disposition of properties	—	—	—	(1,496)	—	—	—	—	—	—	—	—	(1,496)
Gain on disposition of City Point	—	—	—	—	—	—	—	—	—	—	—	—	—
Income before noncontrolling interest	(8)	(2)	(7)	(1,498)	610	123	(18)	(4)	2,124	449	(1,444)	(333)	(1,265)

Noncontrolling interest - OP	—	—	—	82	(75)	(15)	—	—	(118)	(25)	78	18	60

NET INCOME	$(8)	$(2)	$(7)	$(1,416)	$535	$108	$(18)	$(4)	$2,006	$424	$(1,366)	$(315)	$(1,205)

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] For information on our pro-rata share of fund investments, see the "Fund Overview" page in this supplemental.

Funds from Operations ("FFO") [1]
(in thousands)

	Current		Previous			Historic
	Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	December 31, 2015	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2014

Net Income	$65,708	$8,890	$13,776	$26,495	$16,547	$71,064	$9,441
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	52,013	14,463	15,073	11,541	10,936	38,020	10,414
Gain on disposition of properties (net of noncontrolling interest share)	(11,114)	1,496	(1,403)	(5,805)	(5,402)	(33,438)	(258)
Impairment of asset	1,111	—	—	1,111	—	—	—
Income attributable to noncontrolling interests'
share in Operating Partnership	3,842	529	811	1,530	973	3,236	564

FFO to Common Shareholders and Common OP Unit holders	$111,560	$25,378	$28,257	$34,872	$23,054	$78,882	$20,161

Add back: Transaction costs	2,187	495	203	203	1,113	5,164	1,645
FFO before transaction costs	$113,747	$25,873	$28,460	$35,075	$24,167	$84,046	$21,806

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$111,560	$25,378	$28,257	$34,872	$23,054	$78,882	$20,161
Straight-line rent, net	(4,239)	(1,092)	(999)	(1,193)	(955)	(3,578)	(932)
Above/below market rent	(6,545)	(1,829)	(2,355)	(1,136)	(1,225)	(3,510)	(1,010)
Amortization of finance costs	1,827	507	509	406	405	1,534	397
Above/below market interest	(1,323)	(440)	(198)	(340)	(345)	(1,105)	(507)
Loss on extinguishment of debt	26	—	—	5	21	104	14
Non-real estate depreciation	652	151	241	130	130	523	136
Leasing commissions	(1,566)	(263)	(482)	(611)	(210)	(939)	(228)
Tenant improvements	(6,349)	(747)	(2,437)	(2,074)	(1,091)	(3,962)	(1,411)
Capital expenditures	(3,602)	(860)	(651)	(414)	(1,677)	(964)	(187)
AFFO to Common Shareholders and Common OP Unit holders	$90,441	$20,805	$21,885	$29,645	$18,107	$66,985	$16,433

Total weighted average diluted shares and OP Units:	73,067	73,521	73,090	73,060	72,586	62,420	67,836

Diluted FFO per Common share and OP Unit:
FFO	$1.53	$0.35	$0.39	$0.48	$0.32	$1.26	$0.30
FFO before transaction costs	$1.56	$0.35	$0.39	$0.48	$0.33	$1.35	$0.32

AFFO	$1.24	$0.28	$0.30	$0.41	$0.25	$1.07	$0.24
AFFO before transaction costs	$1.27	$0.29	$0.30	$0.41	$0.26	$1.16	$0.27

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended December 31, 2015			Three months ended December 31, 2015
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME	$43,998	$21,710	$65,708	$10,095	$(1,205)	$8,890

Adjustments:
Depreciation and amortization	48,659	4,013	52,672	13,536	1,078	14,614
Interest expense	24,092	2,111	26,203	5,930	536	6,466
Amortization of finance costs	1,232	595	1,827	328	179	507
Above/below market interest	(1,318)	(5)	(1,323)	(440)	—	(440)
Gain on disposition of properties	—	(11,114)	(11,114)	—	1,496	1,496
Gain on sale of City Point air rights	—	(9,404)	(9,404)	—	—	—
Impairment of asset	1,111	—	1,111	—	—	—
Provision for income taxes	167	493	660	(262)	(6)	(268)
Loss on extinguishment of debt	—	26	26	—	—	—
Noncontrolling interest - OP	2,490	1,328	3,818	576	(60)	516

EBITDA	$120,431	$9,753	$130,184	$29,763	$2,018	$31,781

Core Portfolio
Same Property Performance [1]
(in thousands)

	Year-to-Date			Quarter

	Period ended			Three months ended
			Change			Change
	December 31, 2015	December 31, 2014	Favorable/(Unfavorable)	December 31, 2015	December 31, 2014	Favorable/(Unfavorable)

Revenue
Minimum rents	$78,883	$76,290	3.4%	$19,953	$19,133	4.3%
Expense reimbursements	20,298	19,239	5.5%	6,241	5,055	23.5%
Other property income	634	438	44.7%	113	86	31.4%

Total Revenue	99,815	95,967	4.0%	26,307	24,274	8.4%

Expenses
Property operating - CAM & Real estate taxes	24,103	23,357	(3.2)%	7,050	6,207	(13.6)%
Other property operating (Non-CAM)	2,051	1,760	(16.5)%	782	456	(71.5)%

Total Expenses	26,154	25,117	(4.1)%	7,832	6,663	(17.5)%

Same Property NOI - Core properties	$73,661	$70,850	4.0%	$18,475	$17,611	4.9%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	28,668	10,479		7,893	4,046
Core NOI [2]	$102,329	$81,329		$26,368	$21,657

Other same property information
Physical Occupancy	96.9%	96.2%
Leased Occupancy	97.3%	97.3%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Year-to-date ended December 31, 2015
Asset and property management fees and priority distributions	$28	$2,419	$4,182	$6,230	$622	$13,481
Transactional fees	31	4,893	1,158	2,428	369	8,879
Total fees and priority distributions	$59	$7,312	$5,340	$8,658	$991	$22,360

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Quarter ended December 31, 2015
Asset and property management fees and priority distributions	—	$590	$940	$1,573	$148	$3,251
Transactional fees	2	810	233	508	10	1,563
Total fees and priority distributions	$2	$1,400	$1,173	$2,081	$158	$4,814

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended September 30, 2015
Asset and property management fees and priority distributions	$6	$579	$973	$1,561	$139	$3,258
Transactional fees	17	1,364	328	526	207	2,442
Total management fees and priority distributions	$23	$1,943	$1,301	$2,087	$346	$5,700

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2015
Asset and property management fees and priority distributions	$11	$598	$1,070	$1,553	$132	$3,364
Transactional fees	6	955	264	989	64	2,278
Total fees and priority distributions	$17	$1,553	$1,334	$2,542	$196	$5,642

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2015
Asset and property management fees and priority distributions	$11	$652	$1,199	$1,543	$203	$3,608
Transactional fees	6	1,764	333	405	88	2,596
Total fees and priority distributions	$17	$2,416	$1,532	$1,948	$291	$6,204

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Notes	Consolidated	Noncontrolling	Company's	Pro-Rata
		Balance	Interest in	Interest in	Consolidated
		Sheet	Consolidated	Unconsolidated	Balance
	[1,2]	As Reported	Subsidiaries	Subsidiaries	Sheet	Notes
ASSETS
Real estate						[1] The interim consolidated balance sheet is unaudited, although it
Land		$514,120	$(136,684)	$28,353	$405,789	reflects all adjustments, which in the opinion of management,
Buildings and improvements		1,593,350	(393,947)	177,513	1,376,916	are necessary for the fair presentation of the consolidated
Construction in progress		19,239	(13,850)	260	5,649	balance sheet for the interim period.
		2,126,709	(544,481)	206,126	1,788,354
Less: accumulated depreciation		(298,703)	69,654	(11,756)	(240,805)	[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate		1,828,006	(474,827)	194,370	1,547,549	which are consolidated within the Company's financial statements.
						To provide investors with supplemental information, the Company's
Net real estate under development	[3]	609,574	(488,456)	6,643	127,761	investments in these joint ventures are reflected above on a pro-rata
						basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents		72,776	(30,143)	3,263	45,896	and liability line items. Similarly, the presentation also includes
Cash in escrow		26,444	(17,222)	2,208	11,430	the Company's pro-rata share of assets and liabilities for
Restricted cash		10,840	(8,672)	—	2,168	unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates		173,277	(70,220)	(101,340)	1,717	method of accounting in the Company's financial statements.
Rents receivable, net		9,092	(1,213)	2,238	10,117
Straight-line rents receivable, net		31,333	(12,300)	1,801	20,834
Notes receivable		147,188	(27,137)	—	120,051	[3] The components of Net real estate under development are as follows:
Deferred charges, net		22,568	(9,999)	1,201	13,770	Fund II	$531,513
Prepaid expenses and other assets	[4]	48,628	25,770	482	74,880	Fund III	40,425
Acquired lease intangibles		52,593	(9,495)	12,441	55,539	Fund IV	34,487
						Other	3,149
Total Assets		$3,032,319	$(1,123,914)	$123,307	$2,031,712
						Total Funds	$609,574
LIABILITIES AND SHAREHOLDERS' EQUITY
						[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable		$1,059,254	$(708,009)	$121,604	$472,849	Due from Fund Investors	$43,310
Unsecured notes payable		309,710	(80,660)	—	229,050	Accrued interest on Notes receivable	10,223
Valuation of debt at acquisition, net of amortization		1,364	—	1,089	2,453	Prepaid expenses	5,069
Unamortized loan costs		(11,722)	7,708	(1,339)	(5,353)	Other	16,278
Acquired lease intangibles		31,809	(5,894)	9,388	35,303
Accounts payable and accrued expenses		38,754	(8,823)	3,308	33,239	Total	$74,880
Dividends and distributions payable		37,552	—	—	37,552
Share of losses in excess of inv. in unconsolidated affiliates		13,244	—	(13,244)	—
Other liabilities		31,002	(9,962)	2,501	23,541

Total Liabilities		1,510,967	(805,640)	123,307	828,634

Shareholders' equity:
Common shares		70	—	—	70
Additional paid-in capital		1,092,239	—	—	1,092,239

Accumulated other comprehensive loss	(4,463)	—	—	(4,463)
Retained earnings	12,640	—	—	12,640
Total controlling interest	1,100,486	—	—	1,100,486
Noncontrolling interest in subsidiary	420,866	(318,274)	—	102,592
Total Shareholders' Equity	1,521,352	(318,274)	—	1,203,078

Total Liabilities and Shareholders' Equity	$3,032,319	$(1,123,914)	$123,307	$2,031,712

Structured Financing Portfolio
(in thousands)

		Current Period					Stated	Effective
	Previous			Current	Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$65,169	$—	$—	$65,169	$979	$66,148	6.68%	7.18%	2016 to 2018

Mezzanine, preferred equity and other notes	47,878	—	—	47,878	9,079	56,957	12.91%	13.00%	2016 to 2020

Total notes receivable	$113,047	$—	$—	$113,047	$10,058	$123,105	9.32%	9.64%

Note:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above				$113,047
Other loans (pro-rata share)				7,004

Total Notes Receivable per Pro-Rata Balance Sheet				$120,051

Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants

Core Portfolio:

City Center	$155,000	100%	$155,000	March	San Francisco, CA	City Target, Best Buy
163 Highland Avenue	24,000	100%	24,000	March	Needham, MA	Staples, Petco
Route 202 Shopping Center [1]	5,643	78%	5,643	April	Wilmington, DE	—
Roosevelt Galleria	19,600	100%	19,600	September	Chicago, IL	Petco, Vitamin Shoppe
Gotham Plaza [2]	38,790	49%	38,790	January - 2016	Manhattan, NY	Bank of America, The Children's Place

Total	$243,033		$243,033

Funds:

Fund IV:

1035 Third Avenue	$51,036	100%	$51,036	January	New York, NY	—
801 Madison Avenue	33,000	100%	33,000	April	New York, NY	—
650 Bald Hill Road	9,216	90%	8,294	October	Warwick, RI	—
2208-2216 Fillmore Street	8,625	90%	7,763	October	San Francisco, CA	Eileen Fisher
2207 Fillmore Street	2,800	90%	2,520	November	San Francisco, CA	L'Occitane
146 Geary Street	38,000	100%	38,000	November	San Francisco, CA	—
1861 Union Street	3,500	90%	3,150	December	San Francisco, CA	—
1964 Union Street	2,250	90%	2,025	January - 2016	San Francisco, CA	—
Restaurants at Fort Point	11,500	100%	11,500	January - 2016	Boston, MA	—

Total	$159,927		$157,288

Dispositions:

Property Name	Disposition Price	Ownership %	Fund Share	Month of Transaction	Location	Key Tenants

Funds:

Fund I:

Kroger-Safeway	$278	60%	$167	September	Indianapolis, IN	Kroger

Fund II:

Liberty	$24,000	99%	$23,784	May	Queens, NY	CVS
City Point - Phase 3 Air Rights	115,571	94%	108,804	May	Brooklyn, NY

	$139,571		$132,588

Fund III:

Lincoln Park Centre	$64,000	100%	$64,000	January	Chicago, IL	Design Within Reach
White City Shopping Center	96,750	84%	81,270	April	Shrewsbury, MA	Shaw's (Supervalu)
Parkway Crossing	27,275	90%	24,548	July	Parkville, MD	Home Depot, Shop Rite
Cortlandt [3]	107,250	65%	107,250	January - 2016	Mohegan Lake, NY	—

	$295,275		$277,068

Total Funds	$435,124		$409,823

Structured Finance Investments:

Investment	Loan Amount	Effective Interest Rate	Maturity Date	Month of Transaction	Location	Extension Options

Core Portfolio:

135 East 65th Street	$15,000	6%	May, 2016	May	New York, NY	1 x 12 mos.
55-57 Spring Street	26,000	7%	June, 2018	June	New York, NY	1 x 12 mos.

Total	$41,000

Fund IV:

900 W. Randolph Street	$14,000	15%	February, 2021	February - 2016	Chicago, IL	2 x 12 mos.

Notes:
[1] Acquired the remaining 77.78% interest in this property for $5,643.
[2] Acquired a 49% interest in this property for $38,790.
[3] Sold a 65% interest in this property for $107,250.

2016 Annual Guidance
Note: 2016 FFO and EPS guidance and comparable 2015 results are before acquisition related costs

(in millions except per share amounts, all per share amounts are fully diluted)
	2016 Guidance	2015 Actual	Notes
Summary:

Funds from Operations ("FFO") per share (before acquisiton costs)	$1.52 to $1.60	$1.56	- 2015 included $0.13 of gain from the sale of air rights
			- Before 2015 acquisition costs totaled $0.03

Earnings per Share ("EPS") (before acquisiton costs)	$0.99 to $1.07	$0.97

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisiton costs)	$120.5 to $124.5	$110.5	- 2015 acquisition costs totaled $2.2 million

Asset and property management fee income, net of TRS taxes	$11.0 to $13.0	$13.1

Transactional fee income, net of TRS taxes	$7.0 to $8.0	$8.6

Other Fund related income, net of taxes	$9.0 to $11.0	$11.0	- 2015 included $0.13 of gain from the sale of air rights
			- 2016 includes $0.07 to $0.10 of net Promote income - partial offsets above in fee income and Fund portfolio line items

General and administrative expense	$(31.0) to $(30.5)	$(29.4)

FFO	$116.5 to $126.0	$113.8

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units	77,000 to 79,000	73,100

Same property net operating income ("NOI") growth	3.0% to 4.0%

Core acquisitions	$200.0 to $400.0

Fund acquisitions	$200.0 to $400.0

Net Asset Valuation Information
(in thousands)

	CORE			FUND II				FUND III				FUND IV
				Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$26,368	[1]	$105,472	$1,073	$4,292	20.00%	$858	$4,013	$16,052	24.54%	$3,939	$3,845	$15,380	23.12%	$3,556
Less:
(Income)/ loss from properties sold or under contract				—	—		—	(1,544)	(6,175)		(1,515)	—	—		—
(Income)/ loss from pre-stabilized assets [2]				(350)	(1,400)		(280)	(555)	(2,221)		(545)	(2,276)	(9,104)		(2,105)
(Income)/ loss from development projects [3]				(120)	(480)		(96)	—	—		—	(105)	(420)		(97)
Net Operating Income of stabilized assets				603	2,412		482	1,914	7,656		1,879	1,464	5,856		1,354

Costs to Date
Pre-stabilized assets [2]					$73,199		$14,640		$64,164		$15,746		$144,345		$33,373
Development projects [3]					377,700		75,540		36,300		8,908		139,900		32,345

Total Costs to Date					$450,899		$90,180		$100,464		$24,654		$284,245		$65,718

Debt			$515,513		$393,746		$74,097		$174,280		$40,310		$325,346		$71,979

Gross asset value [2]
Net Asset Value

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the fourth quarter 2015. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
[2] Consists of the following projects:
Fund II:
161st Street
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue
Eden Square
[3] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended December 31,		Period ended December 31,			Three months ended December 31,	Three months ended September 30,

	2015	2014	2015	2014		2015	2015
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$29,763	$23,527	$120,431	$92,309	Debt + Preferred Equity (Preferred O.P. Units)	$702,730	$693,784
Interest expense	5,930	5,373	24,092	20,905	Total Market Capitalization	3,159,675	2,886,248
Principal Amortization	1,184	1,347	5,174	4,962	Debt+Preferred Equity/Total Market Capitalization	22%	24%
Preferred Dividends [3]	13	14	31	27
Fixed-Charge Coverage Ratio - Core Portfolio	4.2x	3.5x	4.1x	3.6x	Debt [6]	654,666	652,911
					Total Market Capitalization	3,111,611	2,845,375
EBITDA divided by:	$31,781	$26,266	$130,184	$104,020	Net Debt+Preferred Equity/Total Market Capitalization	21%	23%
Interest expense	6,466	5,859	26,203	23,789
Principal Amortization	1,339	1,550	5,859	5,694	Debt/EBITDA Ratios
Preferred Dividends	13	14	31	27
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	515,513	530,236
and Funds	4.1x	3.5x	4.1x	3.5x	EBITDA (Annualized)	119,052	132,832
					Debt/EBITDA - Core Portfolio	4.3x	4.0x
Payout Ratios
					Debt [5]	477,306	501,929
Dividends declared (per share/OP Unit) [4]	$0.25	$0.24	$0.97	$0.93	EBITDA (Annualized)	119,052	132,832
					Net Debt/EBITDA - Core Portfolio	4.0x	3.8x
Dividends (Shares) & Distributions (OP Units) declared	$18,776	$17,482	$71,888	$60,447
FFO	25,378	20,161	111,560	78,882	Debt [4]	701,899	693,030
FFO Payout Ratio	74%	87%	64%	77%	EBITDA (Annualized)	127,124	143,380
FFO Payout Ratio before acquisition costs	73%	80%	63%	72%	Debt/EBITDA - Core Portfolio and Funds	5.5x	4.8x
FFO Payout Ratio before gain on City Point Air Rights			70%

Dividends (Shares) & Distributions (OP Units) paid	18,776	17,482	71,888	60,447	Debt [6]	654,666	652,911
AFFO	20,805	16,433	90,441	66,985	EBITDA (Annualized)	127,124	143,380
AFFO Payout Ratio	90%	106%	79%	90%	Net Debt/EBITDA - Core Portfolio and Funds	5.1x	4.6x
AFFO Payout Ratio before acquisition costs	89%	97%	78%	84%

Notes:
[1]
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2]	See page 10 for a calculation of EBITDA.
[3]	Represents preferred distributions on Preferred Operating partnership Units.
[4]	Does not include special dividends of $0.25 for 4Q and YTD 2015 or $0.30 for 4Q and YTD 2014.

[4]	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5]	Reflects debt net of the current Core Portfolio cash balance at end of period.
[6]	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest		Interest Share of	Unconsolidated	Debt
Unsecured Debt	Balance	Rate	Balance	Rate	Balance	Rate		Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$149,159	3.7%	$—	n/a	$149,159	3.7%	21%	$—	$—	$149,159
Variable-Rate Debt	21,641	2.0%	—	n/a	21,641	2.0%	3%	160	—	21,801
							24%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	344,713	4.7%	54,550	4.3%	399,263	4.4%	57%	367,147	(106,856)	659,554
Variable-Rate Debt	—	—	131,836	2.1%	131,836	2.1%	19%	421,362	(14,748)	538,450
							76%

Total	$515,513	4.3%	$186,386	2.8%	$701,899	3.8%	100%	$788,669	$(121,604)	1,368,964
Unamortized premium										1,364
Unamortized loan costs										(11,722)
										$1,358,606

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	December 31, 2015	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Chicago Portfolio [8]	$14,955	100.0%	$14,955	5.61%	2/1/2016	None
330-340 River Street	10,421	100.0%	10,421	5.24%	5/1/2016	1 x 60 mos.
Brandywine Town Center	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	15,727	100.0%	15,727	6.35%	12/1/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,142	100.0%	4,142	6.65%	3/1/2017	None
Merrillville Plaza	25,150	100.0%	25,150	5.88%	8/1/2017	None
Bedford Green	29,151	100.0%	29,151	5.1%	9/5/2017	None
163 Highland Avenue	9,595	100.0%	9,595	4.66%	2/1/2024	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	9/30/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio	17,570	50.0%	8,785	4.72%	12/10/2027	None
Unsecured interest rate swaps [1]	149,159	100.0%	149,159	3.71%	Various
Secured interest rate swaps [1]	72,443	99.8%	72,283	3.31%	Various

Sub-Total Fixed-Rate Debt	681,513		493,872	4.42%

Secured Variable-Rate Debt

664 N. Michigan	43,107	100.0%	43,107	Libor + 165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road	6,015	100.0%	6,015	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,315	100.0%	15,315	Libor + 190	1/23/2023	None
60 Orange Street	8,006	98.0%	7,846	Libor + 175	4/3/2023	None
Secured interest rate swaps [1]	(72,443)	99.8%	(72,283)	Libor + 147

Unsecured Variable-Rate Debt

Unsecured Line of Credit [2]	20,800	100.0%	20,800	Libor + 140	1/31/2018	1 x 12 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	11/25/2019	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	7/2/2020	None
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 160	12/18/2022	None
Unsecured interest rate swaps [1]	(149,159)	100.0%	(149,159)	Libor + 147

Sub-Total Variable-Rate Debt	21,641		21,641	Libor + 177

Total Debt - Core Portfolio	$703,154		$515,513	4.31%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2015	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
CityPoint [3]	Fund II	$19,000	17.9%	$3,406	1.25%	12/23/2016	1 x 12 mos.
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint [3,6]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
CityPoint [3]	Fund II	200,000	18.8%	37,657	4.75%	5/29/2020	None
2207 Fillmore Street [3]	Fund IV	1,120	20.8%	233	4.50%	10/31/2025	None
Interest rate swaps [1]	Funds II & IV	34,888	20.7%	7,209	3.29%	Various

Sub-Total Fixed-Rate Debt		285,770		54,550	4.29%

Variable-Rate Debt
Cortlandt Towne Center [8]	Fund III	83,070	24.5%	20,352	Libor + 165	1/24/2016	None
Nostrand Avenue	Fund III	11,527	24.5%	2,824	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	24.5%	6,003	Libor + 155	2/28/2016	2 x 12 mos.
Broughton Street Portfolio	Fund IV	20,000	23.1%	4,624	Libor + 300	5/5/2016	1 x 6 mos.
640 Broadway [3]	Fund III	22,109	15.5%	3,419	Libor + 295	7/1/2016	None
CityPoint 3	Fund II	20,000	18.8%	3,766	Libor + 170	8/23/2016	1 x 12 mos.
Acadia Strategic Opportunity II LLC	Fund II	12,500	20.0%	2,500	Libor + 275	10/19/2016	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	91,910	23.1%	21,250	Libor + 165	11/18/2016	None
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
CityPoint [3]	Fund II	62,000	17.9%	11,113	Sifma + 160	12/23/2016	1 x 12 mos.
1701 Belmont Avenue [3,7]	Fund IV	3,169	22.8%	722	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	34,500	23.1%	7,976	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	8,835	24.5%	2,165	Libor + 188	3/1/2017	2 x 12 mos.
Arundel Plaza [3]	Fund III	10,000	22.1%	2,205	Libor + 200	4/8/2017	1 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,240	24.5%	2,754	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 275	10/15/2017	1 x 12 mos.
2819 Kennedy Boulevard [3]	Fund IV	6,814	22.8%	1,553	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [3]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
230/240 W. Broughton	Fund IV	8,009	11.6%	926	Libor + 190	5/1/2018	None
Paramus Plaza [3]	Fund IV	13,339	11.6%	1,542	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	14,904	23.1%	3,446	Libor + 215	5/1/2019	None
17 E. 71st Street	Fund IV	19,000	23.1%	4,393	Libor + 190	6/9/2020	None
1035 Third Avenue	Fund IV	42,000	23.1%	9,710	Libor + 235	1/27/2021	None
CityPoint [3]	Fund II	19,984	18.8%	3,763	Libor + 139	11/1/2021	None
3104 M Street [3,7]	Fund III	2,999	19.6%	588	Prime + 50	12/10/2021	None
Interest rate swaps [1]	Funds II & IV	(34,888)	20.7%	(7,209)	Libor + 196

Sub-Total Variable-Rate Debt		607,602		131,836	Libor + 195

Total Debt - Funds		$893,372		$186,386	2.77%

Total Debt - Core Portfolio and Funds		$1,596,526		$701,899	3.90%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of December 31, 2015, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $206,478.

[5] Total current availability under this facility is $50,000.
[6] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[7] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.
[8] This loan was paid off subsequent to December 31, 2015.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$3,935	$206,929	$210,864	$3,766	$77,662	$81,428	5.90%	5.90%	n/a
2017	3,550	82,926	86,476	3,224	76,426	79,650	5.51%	5.51%	n/a
2018	3,170	60,858	64,028	2,382	60,858	63,240	1.81%	n/a	1.81%
2019	2,740	50,000	52,740	1,920	50,000	51,920	1.54%	n/a	1.54%
2020	2,835	50,000	52,835	1,983	50,000	51,983	1.64%	n/a	1.64%
Thereafter	11,216	224,995	236,211	6,947	180,345	187,292	3.34%	4.29%	1.92%
Total	$27,446	$675,708	$703,154	$20,222	$495,291	$515,513

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2016	$1,624	$391,525	$393,149	$381	$84,931	$85,312	2.00%	1.25%	2.03%
2017	973	144,478	145,451	205	32,055	32,260	2.76%	4.87%	2.16%
2018	918	37,509	38,427	183	6,773	6,956	2.81%	n/a	2.81%
2019	519	31,967	32,486	106	5,658	5,764	2.03%	1.00%	2.26%
2020	398	218,539	218,937	80	41,943	42,023	4.48%	4.75%	2.14%
Thereafter	1,169	63,753	64,922	220	13,851	14,071	2.48%	4.50%	2.44%
Total	$5,601	$887,771	$893,372	$1,175	$185,211	$186,386

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

STREET AND URBAN RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,399,313	$242.51
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,548,895	86.63
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,533	—	—	41,533	95.8%	—	—	95.8%	100.0%	6,205,858	156.00
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,922,016	41.55
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	95.6%	—	—	95.6%	95.6%	1,232,791	54.82
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.2%	—	—	95.2%	95.2%	1,831,119	43.07
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	29,130	51,255	100.0%	—	67.6%	81.6%	81.6%	1,659,944	39.68
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—	—	100.0%	100.0%	100.0%	1,066,439	28.07
				283,382	—	67,125	350,507	98.3%	—	86.0%	95.9%	96.4%	25,866,375	76.95
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,209,681	752.62
Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	418,689	124.06
East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	113.37
West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	86.3%	—	—	86.3%	86.3%	2,058,708	413.46
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	852,150	75.08
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,676	14,676	—	—	100.0%	100.0%	100.0%	371,379	25.31
239 Greenwich Avenue	Betteridge Jewelers, Coach	1998	75.0%	16,553	—	—	16,553	100.0%	—	—	100.0%	100.0%	1,469,653	88.78
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	9,172	—	—	9,172	100.0%	—	—	100.0%	100.0%	1,238,827	135.07
Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	898,890	22.29
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	702,531	345.90
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	91.3%	—	—	91.3%	100.0%	1,873,981	148.28
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,269,324	396.66

2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,054,338	36.21
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	81.6%	91.3%	91.3%	2,736,357	29.99
				92,695	86,950	110,099	289,744	97.8%	100.0%	92.1%	96.3%	96.7%	20,552,954	73.67
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,333,292	36.76
				—	174,311	30,337	204,648	—	100.0%	82.9%	97.5%	97.5%	7,333,292	36.76
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	100.0%	—	—	100.0%	100.0%	1,321,630	57.70
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	83.1%	90.4%	90.4%	1,460,379	28.07
M Street and Wisconsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	62.4%	31,629	—	—	31,629	100.0%	—	—	100.0%	100.0%	2,715,244	85.85
				54,536	24,996	32,533	112,065	100.0%	100.0%	83.1%	95.1%	95.1%	5,497,253	51.59
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85
				—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85

Total Street and Urban Retail				430,613	327,057	253,520	1,011,190	98.4%	100.0%	88.6%	96.5%	96.8%	$60,380,344	$61.90

Acadia Share Total Street and Urban Retail				404,053	327,057	253,520	984,630	98.3%	100.0%	88.6%	96.4%	96.7%	$55,380,049	$58.37

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is under redevelopment.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail [1] (continued)
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,833,276	$26.43
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	90.5%	94.8%	94.8%	1,416,309	14.30
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,330	87,330	—	—	98.1%	98.1%	98.1%	2,737,535	31.96
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	77,364	47,075	124,439	—	100.0%	77.5%	91.5%	91.5%	2,915,843	25.61
Amboy Center	—	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	2,046,520	32.34
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	46,107	98,159	—	100.0%	68.3%	85.1%	98.3%	1,047,708	12.54
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30

Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	108,035	310,762	—	100.0%	83.6%	94.3%	94.3%	6,846,836	23.36
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	2,033,458	7.95
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,491	90,472	—	100.0%	66.7%	80.7%	80.7%	2,188,367	29.99

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,720,212	16.18

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0%	100.0%	100.0%	1,257,627	9.67
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	85.7%	96.0%	96.0%	1,812,245	8.65
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,037,757	20.05

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	92.2%	96.3%	96.3%	1,158,605	12.14

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	99.0%	99.5%	99.5%	3,384,713	14.40

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	100.0%	100.0%	100.0%	3,576,014	15.17
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,396,788	13.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	775,803	48,608	824,411	—	94.0%	80.0%	93.1%	93.1%	12,328,789	16.06
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	91.5%	95.0%	100.0%	2,490,003	25.67
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—	—	75.0%	75.0%	75.0%	637,701	42.55

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	240,664	2.25
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	835,956	5.35
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	100.0%	100.0%	100.0%	1,295,907	7.38
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	908,141	24.12

Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,023,468	20.76
								—
Total Suburban Properties				—	3,376,803	1,210,545	4,587,348	—	98.6%	88.6%	96.0%	96.4%	66,774,476	16.10

Acadia Share Total Suburban Properties				—	2,594,125	1,071,596	3,665,721	—	99.6%	89.0%	96.5%	96.9%	$51,742,634	$15.76

TOTAL CORE PROPERTIES				430,613	3,703,860	1,464,065	5,598,538	98.4%	98.7	88.6%	96.1%	96.4%	$127,154,820	$24.82

Acadia Share Total Core Properties				404,053	2,961,687	1,325,116	4,690,856	98.3%	99.6%	88.9%	96.5%	96.9%	$109,859,039	$25.72

Notes:
1 The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Stop and Shop (Ahold)	4	207,513	$3,625,951	4.4%	3.3%

Best Buy	2	86,686	3,273,894	1.9%	3.0%

Target	2	155,822	3,224,714	3.3%	2.9%

LA Fitness	2	100,000	2,336,500	2.1%	2.1%

Verizon	2	31,371	2,330,565	0.7%	2.1%

Ann Taylor Loft	2	14,174	2,197,524	0.3%	2.0%

Supervalu (Shaw's)	2	123,409	1,907,456	2.6%	1.7%

Home Depot	3	312,718	1,827,600	6.7%	1.7%

TJX Companies	8	209,198	1,643,968	4.5%	1.5%
-- TJ Maxx	5	120,123	854,724	2.6%	0.8%
-- Home Goods	2	51,863	621,790	1.1%	0.6%
-- Marshalls	1	37,212	167,454	0.8%	0.1%

Walgreens	3	37,499	1,412,716	0.8%	1.3%

Kate Spade	2	4,250	1,341,182	0.1%	1.2%
Sleepy's	9	47,781	1,264,734	1.0%	1.2%
Citibank	4	16,160	1,233,029	0.3%	1.1%
Kmart	3	273,969	1,170,078	5.9%	1.1%
JP Morgan Chase	6	27,374	1,092,078	0.6%	1.0%
Bob's Discount Furniture	2	34,819	1,064,237	0.7%	1.0%
TD Bank	2	15,560	1,060,904	0.3%	1.0%
Trader Joe's	2	19,094	967,216	0.4%	0.9%
Gap (Banana Republic and Old Navy)	3	13,835	897,973	0.3%	0.8%
Urban Outfitters	2	19,902	879,450	0.4%	0.8%
TOTAL	65	1,751,134	$34,751,769	37.3%	31.7%

Note:
[1] Does not include tenants that operate at only one Acadia Core location.

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—	$—	—	—	—	—	$—	—	8	23,292	1.8%	$19.44	1.3%	8	23,292	0.5%	$19.44	0.4%
2016	9	47,465	11.2%	43.39	4.8%	9	332,463	9.8%	11.99	8.2%	48	195,136	14.9%	21.34	11.8%	66	575,064	11.2%	17.75	8.0%
2017	7	29,962	7.1%	95.07	6.6%	6	296,390	8.7%	11.45	7.0%	44	181,814	14.0%	28.77	14.8%	57	508,166	9.9%	22.58	9.0%
2018	6	74,979	17.7%	86.27	15.0%	8	472,193	13.9%	17.46	16.9%	56	177,344	13.7%	29.45	14.8%	70	724,516	14.1%	27.52	15.7%
2019	8	19,309	4.6%	173.93	7.8%	9	334,577	9.8%	8.82	6.0%	28	91,735	7.1%	25.21	6.5%	45	445,621	8.7%	19.35	6.8%
2020	12	33,191	7.8%	115.05	8.9%	10	499,656	14.7%	12.77	13.1%	25	99,395	7.7%	21.12	5.9%	47	632,242	12.3%	19.45	9.7%
2021	7	49,579	11.7%	58.11	6.7%	6	267,331	7.9%	10.58	5.8%	14	72,151	5.6%	24.1	4.90%	27	389,061	7.6%	19.14	5.9%
2022	5	19,361	4.6%	148.64	6.7%	2	69,837	2.1%	26.15	3.7%	21	86,831	6.7%	27.31	6.7%	28	176,029	3.4%	40.20	5.6%
2023	5	22,169	5.2%	95.33	4.9%	5	205,067	6.0%	17.92	7.5%	12	69,495	5.4%	26.04	5.1%	22	296,731	5.8%	25.61	6.0%
2024	8	60,828	14.4%	94.60	13.4%	7	330,390	9.7%	20.41	13.8%	22	106,325	8.2%	27.75	8.4%	37	497,543	9.7%	31.05	12.1%
2025	5	22,996	5.4%	143.40	7.7%	6	179,671	5.3%	18.60	6.8%	23	76,302	5.9%	37.65	8.1%	34	278,969	5.4%	34.10	7.5%
Thereafter	10	43,839	10.3%	172.69	17.5%	9	414,517	12.1%	13.09	11.2%	11	117,119	9.0%	34.87	11.7%	30	575,475	11.4%	29.69	13.3%
Total	82	423,678	100.0%	$101.61	100.0%	77	3,402,092	100.0%	$14.34	100.0%	312	1,296,939	100.0%	$27.23	100.0%	471	5,122,709	100.0%	$24.82	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		6,935	Total Vacant				46,852	Total Vacant				167,126	Total Vacant				220,913	Total Vacant
		430,613	Total Square Feet				3,703,860	Total Square Feet				1,464,065	Total Square Feet				5,598,538	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2015		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]
New leases
Number of new leases executed	8	8	1	1	—	—	6	6	1	1
GLA	13,523	13,523	1,123	1,123	—	—	10,239	10,239	2,161	2,161
New base rent	$69.12	$63.30	$50.74	$50.00	$—	$—	$79.29	$71.79	$30.50	$30.00
Previous base rent	$56.36	$59.85	$44.70	$49.50	$—	$—	$62.53	$66.04	$33.17	$35.88
Average cost per square foot	$55.16	$55.16	$59.87	$59.87	$—	$—	$57.80	$57.80	$40.22	$40.22
Weighted Average Lease Term (years)	8.1	8.1	7.0	7.0	—	—	7.9	7.9	10.0	10.0
Percentage growth in base rent	22.6%	5.8%	13.5%	1.0%	—	—	26.8%	8.7%	(8.0)%	(16.4)%

Renewal leases
Number of renewal leases executed	45	45	10	10	13	13	14	14	8	8
GLA	312,104	312,104	49,172	49,172	100,705	100,705	102,426	102,426	59,801	59,801
New base rent	$17.82	$17.32	$19.64	$18.47	$17.69	$17.56	$15.14	$14.83	$21.15	$20.21
Expiring base rent	$15.08	$15.57	$15.38	$15.85	$16.06	$16.65	$13.64	$14.12	$15.65	$15.98
Average cost per square foot	$6.47	$6.47	$9.90	$9.90	$0.18	$0.18	$3.31	$3.31	$19.68	$19.68
Weighted Average Lease Term (years)	6.3	6.3	8.0	8.0	5.1	5.1	5.2	5.2	8.8	8.8
Percentage growth in base rent	18.2%	11.2%	27.7%	16.5%	10.2%	5.5%	11.0%	5.0%	35.1%	26.5%

Total new and renewal Leases
Number of new and renewal leases executed	53	53	11	11	13	13	20	20	9	9
GLA commencing	325,627	325,627	50,295	50,295	100,705	100,705	112,665	112,665	61,962	61,962
New base rent	$19.95	$19.23	$20.33	$19.17	$17.69	$17.56	$20.97	$20.01	$21.48	$20.55
Expiring base rent	$16.79	$17.41	$16.03	$16.60	$16.06	$16.65	$18.08	$18.84	$16.26	$16.67
Average cost per square foot	$8.50	$8.50	$11.02	$11.02	$0.18	$0.18	$8.26	$8.26	$20.40	$20.40
Weighted Average Lease Term (years)	6.4	6.4	7.9	7.9	5.1	5.1	5.4	5.4	8.8	8.8
Percentage growth in base rent	18.8%	10.5%	26.8%	15.5%	10.2%	5.5%	16.0%	6.2%	32.1%	23.3%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter				Historical
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended		Prior Year ended
	December 31, 2015	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015		December 31, 2014

Leasing Commissions	$1,566	$263	$482	$611	$210		$939
Tenant Improvements	6,349	747	2,437	2,074	1,091		3,962
Capital Expenditures	3,602	860	651	414	1,677		964
Total Capital Expenditures	$11,517	$1,870	$3,570	$3,099	$2,978		$5,865

Other redevelopment and re-anchoring related activities	$4,107	$—	$—	$—	$4,107	[1]	$2,884	[2]

Note:
[1] Costs associated with the re-anchoring of East 17th Street.
[2] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Street and Urban Retail

664 N. Michigan Avenue	Chicago	IL	$4,399,313	18,141	295,897	163,646	$74,143	$115,275
840 N. Michigan Avenue	Chicago	IL	7,548,895	87,135	307,531	172,435	79,109	122,284
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,205,858	41,533	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	19,265	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,922,016	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,232,791	23,531	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,831,119	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,659,944	51,255	496,377	247,811	68,233	99,096
Roosevelt Galleria	Chicago	IL	1,066,439	37,995	357,206	178,934	65,333	100,927

83 Spring Street	Manhattan	NY	686,272	3,000	981,658	479,147	85,920	121,994
152-154 Spring Street	Manhattan	NY	2,209,681	2,936	918,561	473,494	87,476	126,722
Mercer Street	Manhattan	NY	418,689	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	1,300,014	11,467	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	2,058,708	5,773	1,249,501	636,418	91,179	137,662
61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
181 Main Street	Westport	CT	852,150	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	371,379	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	1,469,653	16,553	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,238,827	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	898,890	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	702,531	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,873,981	13,838	878,321	422,645	85,293	121,409
131-135 Prince Street	Manhattan	NY	1,269,324	3,200	990,615	484,990	88,621	132,090
2520 Flatbush Avenue	Brooklyn	NY	1,054,338	29,114	553,769	211,713	56,343	68,554
Shops at Grand	Queens	NY	2,736,357	99,975	935,540	331,826	56,790	68,721
Gotham Plaza	Manhattan	NY	3,495,420	122,900	1,316,651	547,928	64,400	99,981
City Center	San Francisco	CA	7,333,292	204,648	514,866	247,768	79,424	109,896
1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,321,630	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1,460,379	57,529	348,349	157,678	66,984	86,314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,715,244	31,629	321,861	160,430	87,539	114,211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Street and Urban Retail
Weighted Average - Based on annual base rent					562,347	268,422	$77,975	$113,881

Property Demographics - Core (continued)
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income

Core - Suburban Properties

Elmwood Park Shopping Center	Elmwood Park	NJ	$3,833,276	149,070	252,982	84,585	$60,290	$69,299
Marketplace of Absecon	Absecon	NJ	1,416,309	104,556	32,668	11,471	61,717	73,395
60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
Village Commons Shopping Center	Smithtown	NY	2,737,535	87,330	67,473	22,922	109,170	123,046
Branch Plaza	Smithtown	NY	2,915,843	124,439	67,554	22,991	108,660	122,359
Amboy Center	Staten Island	NY	2,046,520	63,290	151,900	55,451	87,868	98,504
Pacesetter Park Shopping Center	Pomona	NY	1,047,708	98,159	36,144	11,216	112,281	126,247
LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
Crossroads Shopping Center	White Plains	NY	6,846,836	310,762	109,134	42,516	96,092	118,263

	New Loudon Center	Latham	NY	2,033,458	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Bedford Green	Bedford Hills	NY	2,188,367	90,472	25,440	8,955	99,204	140,115
	Town Line Plaza	Rocky Hill	CT	1,720,212	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,257,627	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,812,245	218,148	98,838	34,781	57,332	64,961
	201 Needham Street	Newton	MA	591,861	20,409	105,304	36,441	129,789	181,225
	163 Highland Avenue	Newton	MA	1,275,673	40,505	94,925	33,363	132,872	186,226
	The Gateway Shopping Center	So. Burlington	VT	2,037,757	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,158,605	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,384,713	236,087	26,123	10,805	47,909	58,578
	Bloomfield Town Square	Bloomfield Hills	MI	3,576,014	235,786	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,396,788	123,335	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,295,907	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	908,141	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,023,468	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent						90,825	33,148	$78,537	$96,327

Total Core Properties
Weighted Average - Based on annual base rent						352,287	163,609	$78,225	$106,061

	Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	15,456,493	946,442	507,575	193,705	$72,923	$88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
		City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	2,574,000	60,000	963,175	337,894	$37,629	$48,228
	161st Street	Bronx	NY	3,238,376	249,336	1,274,128	450,383	33,329	45,066

Fund II
Weighted Average - Based on annual base rent						1,136,423	400,567	$35,233	$46,466

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$10,134,945	635,457	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	583,495	2,896	1,007,518	497,906	86,836	124,507
	640 Broadway	Manhattan	NY	818,375	4,251	1,006,693	496,773	86,613	124,108
	New Hyde Park Shopping Center	New Hyde Park	NY	1,172,792	32,602	199,698	70,745	102,010	122,658
	Nostrand Avenue	Brooklyn	NY	1,559,139	42,912	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,320,784	265,116	77,759	29,166	59,786	64,793
	Heritage Shops	Chicago	IL	3,279,138	82,098	288,116	154,272	71,414	110,831

Fund III
Weighted Average - Based on annual base rent						214,564	96,565	$79,252	$98,341

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,700,850	13,250	1,270,132	636,996	$87,522	$131,326
	17 East 71st Street	Manhattan	NY	1,792,487	8,432	1,266,902	623,592	87,241	138,121
	1035 Third Avenue	Manhattan	NY	918,500	7,617	1,312,871	661,001	88,317	139,161
	Paramus Plaza	Paramus	NJ	1,847,945	154,409	106,906	37,209	119,131	132,518
	2819 Kennedy Boulevard	North Bergen	NJ	605,558	47,539	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,480,754	265,442	57,996	18,940	74,390	84,467
	Lake Montclair	Prince William County	VA	1,893,136	105,832	55,900	18,373	93,338	103,028
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732

	Eden Square	Bear	DE	2,393,735	231,392	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	326,350	33,228	453,690	239,813	72,447	108,382
	146 Geary Street	San Francisco	CA	300,000	11,436	431,433	215,318	86,963	117,259
	Union and Fillmore Collection - 3 properties	San Francisco	CA	635,279	9,104	469,876	233,179	86,409	116,849

Fund IV
Weighted Average - Based on annual base rent						430,387	204,359	$81,645	$103,182

Total - Funds
Weighted Average - Based on annual base rent						431,142	183,041	$74,158	$93,165

Fund Overview
As of December 31, 2015

I. KEY METRICS	Note	Fund I	Fund II	Fund III	Fund IV	Total
General Information:
Vintage		Sep-2001	Jun-2004	May-2007	May-2012
Fund Size		$90.0 Million	$300.0 Million	$502.5 Million	$540.6 Million	$1,433.1 Million
Acadia's Commitment		$20.0 Million	$85.0 Million	$123.3 Million	$125.0 Million	$353.3 Million
Acadia's Pro Rata Share		22.2%	28.3%	24.5%	23.1%	24.7%
Acadia's Promoted Share	[1]	37.8%	42.7%	39.6%	38.5%	39.7%
Number of Institutional Partners	[2]	4	5	13	17
Preferred Return		9%	8%	6%	6%	6.6%

Current-Quarter, Fund-Level Information:
Cumulative Contributions		$86.6 Million	$300.0 Million	$387.5 Million	$179.4 Million	$953.5 Million
Cumulative Net Distributions	[3]	$194.5 Million	$131.6 Million	$445.7 Million	$101.9 Million	$873.7 Million
Net Distributions/Contributions		224.6%	43.9%	115%	56.8%	91.6%
Unfunded Commitment	[4]	$0.0 Million	$47.1 Million	$62.5 Million	$361.2 Million	$470.8 Million
Acquisition Dry Powder	[5]	NA	NA	NA	$184.0 Million	$184.0 Million
Investment Period Closes		Closed	Closed	Closed	Aug-2016
Currently in a Promote Position? (Yes/No)		Yes	No	No	No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:		Applicable to	Description
Asset Management	[6]	All funds	1.5% of implied capital
Property Management		All funds	4.0% of gross property revenues
Leasing		All funds	Market-rate leasing commissions
Construction/Project Management		All funds	Market-rate fees
Development		Fund III & IV	3.0% of total project costs

Notes:
[1]		Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return.
Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
[2]		During December 2015, Acadia acquired an additional 4.64% interest in Fund III from one of the institutional partners.
During January 2016, Acadia acquired an additional 8.33% interest in Fund II from one of the institutional partners.
[3]		Net of fees and promote
[4]		Unfunded Commitments are set aside to complete leasing and development at existing fund investments and, for Fund IV, to make new investments.
The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until December 2016 if needed to fund the on-going redevelopment of existing Fund II investments.
[5]		Unfunded Commitments available to deploy into new investments
[6]		Implied Capital is Fund Size less capital attributed to sold investments or released

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund II Portfolio Detail

NEW YORK
New York
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0%	—	100.0%	100.0%	$2,574,000	$42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	160,916	88,420	249,336	—	34.6%	51.8%	40.7%	41.3%	3,238,376	31.91

Total - Fund II				—	220,916	88,420	309,336	—	52.4%	51.8%	52.2%	52.7%	$5,812,376	$35.99

Fund III Portfolio Detail

NEW YORK
New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	—	472,420	163,037	635,457	—	95.7%	85.3%	93.1%	93.7%	$10,134,945	$17.14
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	583,495	201.48
640 Broadway	Swatch	2012	63.1%	4,251	—	—	4,251	78.5%	—	—	78.5%	78.5%	818,375	245.17
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	19,095	32,602	—	100.0%	70.8%	82.9%	82.9%	1,172,792	43.41
Nostrand Avenue	—	2013	100.0%	—	—	42,912	42,912	—	—	78.2%	78.2%	78.2%	1,559,139	46.45

MID-ATLANTIC
Maryland
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	100.0%	58.8%	94.8%	94.8%	1,320,784	5.25

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	—	49,878	32,220	82,098	—	100.0%	92.2%	97.0%	97.0%	3,279,138	41.20

Total - Fund III				7,147	767,725	290,460	1,065,332	87.2%	97.4%	81.0%	92.9%	93.2%	$18,868,668	$19.07

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—	—	100.0%	100.0%	$1,700,850	$128.37
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—	—	100.0%	100.0%	1,792,487	212.58
1035 Third Avenue 3	—	2015	100.0%	7,617	—	—	7,617	71.4%	—	—	71.4%	71.4%	918,500	168.94

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	79,572	154,409	—	100.0%	28.9%	63.4%	63.4%	1,847,945	18.89
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	46,003	1,536	47,539	—	45.9%	100.0%	47.6%	100.0%	605,558	26.75

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.6%	3,480,754	13.30
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—	100.0%	92.6%	94.9%	94.9%	1,893,136	18.85

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food	2014	98.6%	—	163,217	68,175	231,392	—	71.1%	79.0%	73.4%	73.4%	2,393,735	14.09

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	80.0%	33,228	—	—	33,228	16.1%	—	—	16.1%	16.1%	326,350	61.00

SOUTHEAST
Georgia
Broughton Street Portfolio [4]	J. Crew, L'Occitane, Lululemon	2014	50.0%	24,961	—	—	24,961	100.0%	—	—	100.0%	100.0%	981,469	39.32

WEST
California
146 Geary		2015	100.0%	—	—	11,436	11,436	—	—	100.0%	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 3 properties		2015	90.0%	—	—	9,104	9,104	—	—	100.0%	100.0%	100.0%	635,279	69.78

Total - Fund IV				87,488	569,769	314,059	971,316	65.6%	87.3%	74.5%	81.2%	83.8%	$17,812,229	$22.58

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
801 Madison Avenue	100.0%
650 Bald Hill Road	90.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
[4] Represents 4 of the 25 properties in this portfolio that have been leased. The remaining properties are still in development.

Funds Lease Expirations

	FUND II
		Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	9,967	5.9%	$99,670	$10.00	1.7%
Thereafter	7	159,696	94.1%	5,712,706	35.77	98.3%
Total	8	169,663	100%	$5,812,376	$34.26	100.0%

		139,673	Total Vacant
		309,336	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	7,379	0.7%	$179,114	$24.27	0.9%	4	8,800	1.1%	$250,504	$28.47	1.4%
2016	12	79,528	8.1%	1,296,824	16.31	6.9%	10	30,575	3.9%	581,879	19.03	3.3%
2017	8	76,110	7.7%	1,870,787	24.58	9.9%	15	101,545	12.9%	2,578,846	25.40	14.5%
2018	16	265,859	27.0%	3,925,260	14.76	20.8%	13	40,952	5.2%	882,092	21.54	5.0%
2019	11	259,468	26.4%	2,541,424	9.79	13.5%	11	99,158	12.6%	1,783,957	17.99	10.0%
2020	7	15,218	1.5%	684,344	44.97	3.6%	9	53,701	6.8%	1,275,958	23.76	7.2%
2021	4	45,262	4.6%	847,574	18.73	4.5%	2	34,544	4.4%	426,392	12.34	2.4%
2022	6	80,203	8.1%	1,737,818	21.67	9.2%	3	33,629	4.3%	492,521	14.65	2.8%
2023	5	26,044	2.6%	1,227,481	47.13	6.5%	5	49,675	6.3%	795,560	16.02	4.5%
2024	8	60,581	6.2%	2,030,948	33.52	10.8%	7	115,960	14.8%	2,990,302	25.79	16.8%
2025	5	58,360	5.9%	1,645,180	28.19	8.7%	13	31,599	4.0%	3,528,922	111.68	19.8%
Thereafter	5	10,090	1.2%	881,914	87.40	4.7%	4	184,022	23.7%	2,225,296	12.09	12.3%
Total	90	984,102	100.0%	$18,868,668	$19.17	100.0%	96	784,160	100.0%	$17,812,229	$22.72	100.0%

		81,230	Total Vacant					187,156	Total Vacant
		1,065,332	Total Square Feet					971,316	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction		Estimated Sq.Ft.				Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion		Upon Completion		Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016/2020	[6]	763,000	[7]	66% [2]	Century 21, CityTarget, Alamo Drafthouse	$341.9	[3]	$48.1	to	$68.1	[3]	$390.0	to	$410.0	[3]	$240.0
Sherman Plaza	99.1%	New York, NY	TBD		TBD		—	TBD	35.8		TBD		TBD		TBD		TBD		—
									$377.7		TBD		TBD		TBD		TBD		$240.0

FUND III

Cortlandt Crossing	100%	Mohegan Lake, NY	2017		150,000 - 170,000		—	TBD	$14.6		$32.4	to	$41.4		$47.0	to	$56.0		$—
3104 M Street NW	80%	Washington, D.C.	2016		10,000		—	TBD	7.3		0.7	to	1.7		8.0	to	9.0		3.0
Broad Hollow Commons	100%	Farmingdale, NY	2016		180,000 - 200,000		—	TBD	14.4		35.6	to	45.6		50.0	to	60.0		—
									$36.3		$68.7		$88.7		$105.0		$125.0		$3

FUND IV

210 Bowery	100%	New York, NY	2016		16,000		—	TBD	$13.2		$5.3	to	$9.3		$18.5	to	$22.5		$4.6
Broughton Street Portfolio [5]	50%	Savannah, GA	2016		200,000		52%	J. Crew, Lululemon, H&M	61.3		23.7	to	28.7		85.0	to	90.0		28.0
27 E. 61st Street	100%	New York, NY	2016		9,500		—	TBD	21.3		1.5	to	5.5		22.8	to	26.8		—
801 Madison Avenue	100%	New York, NY	2016		5,000		45%	TBD	33.6		2.4	to	7.4		36.0	to	41.0		—
650 Bald Hill Road	90%	Warwick, RI	2016		161,000		34%	Burlington Coat Factory	10.5		17.0	to	22.0		27.5	to	32.5		—
									$139.9		$49.9		$72.9		$189.8		$212.8		$32.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 540,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Excludes Tower I. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] This portfolio includes 25 buildings, including 4 which are operating.
[6] Phases I and II have an estimated completion date of 2016. Phase III has an estimated completion date of 2020.
[7] This reflects increases to Phase I and Phase II square footage, and the addition of Phase III square footage.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$553.9

City Point Items:
Adjustment to FMV			33.8

Gain on sales	51.2
Costs of Tower 1	80.7

Less:
Development held as operating real estate	(33.6)
Development costs of unconsolidated properties	(71.8)
Deferred costs and other amounts	(4.6)

Total per consolidated balance sheet	$ 609.6

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.